EXHIBIT 99

LETTER TO SHAREHOLDERS:

         The Company's net income for the third quarter of 1999 was $2.32 million or $0.14 per share compared to $6.58 million or $0.39 per share for the three months ended September 30, 1998. For the nine months ended September 30, 1999, the Company reported earnings of $14.56 million or $0.86 per share compared to $20.31 million or $1.20 per share for the nine months ended September 30, 1998.

         The return on average assets and return on average equity for the third quarter of 1999 was 0.34% and 4.27%, respectively, compared to 1.00% and 10.95%, respectively, for the third quarter of 1998. For the nine months ended September 30, 1999, the return on average assets and return on average equity was 0.71% and 8.81%, respectively, compared to 1.08% and 11.51%, respectively, for the nine months ended September 30, 1998.

         Based on the last several months of operations, trends are improving and earnings are headed upwards. Also, the Board of Directors has adopted a plan to resolve the short-term earnings downturn and more importantly, approved a plan to return the Company to its former level of earnings and the corresponding stock performance. The plan involves the previously mentioned bank consolidation initiative, certain balance sheet restructuring and actions to bring other business lines into profitability.

         The expected results are dramatic expense reductions, more predictable earnings streams from the mortgage banking operations located on the West Coast, a return to higher levels of overall loan quality and a return to higher growth levels for the bank.

         Specifically, the bank consolidation and expense reduction program will provide the right sizing and centralization of operations and support needed for improved performance at the bank. Although additional short-term expenses have impacted current earnings, the long-term value of this exercise is expected to provide a recurring return to shareholders. The Company has undertaken the task of rewriting the staffing model for the bank. This action is resulting in the elimination of positions formerly maintained at each of the 16 banks and also adjusts compensation levels to the level of responsibility of the various positions within the bank. To reach the Company's goal of being a high performing bank these actions are difficult but necessary. Management and the Board of Directors believe they have put the proper mechanisms in place to accomplish this goal.

         Finally, the return of the bank to its former growth and profitability levels will provide opportunities and fuel future improvements in the financial performance of the Company. Although these mentioned actions are not all inclusive of the Board's and Management's plan, they impact the Company's operations most significantly.

         The Company is trending in a positive manner and taking actions to improve the overall financial performance of City Holding Company. City has been a leader in growth and earnings over the decade and the stock has correspondingly performed in the same manner. City is a very strong company with a history of repeated years of record performance. A strong commitment from management, the Board of Directors and the employees to return the Company to those higher levels is continuing. Your continued support is appreciated and we look forward to a good year in 2000 and beyond.

                                  Yours truly,

                                  /s/ Steven J. Day

                                  Steven J. Day
                                  President & CEO

CONSOLIDATED BALANCE SHEETS
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS)

                                                           SEPTEMBER 30          December 31         September 30
                                                               1999                 1998                 1998
                                                     ----------------------------------------------------------------

                                                          (UNAUDITED)                               (UNAUDITED)
ASSETS
Cash and due from banks                                    $    100,105         $     87,866         $     62,529
Federal funds sold                                                1,617               31,911               30,254
                                                     ----------------------------------------------------------------
     CASH AND CASH EQUIVALENTS                                  101,722              119,777               92,783
Securities available for sale, at fair value                    389,700              356,659              335,525
Securities held-to-maturity (approximate fair value
   at December 31, 1998 and September 30, 1998 -                      -               39,063               40,415
   $40,539 and $42,771)
Loans:
     Gross loans                                              1,821,401            1,715,929            1,709,320
     Allowance for loan losses                                  (20,652)             (17,610)             (18,542)
                                                     ----------------------------------------------------------------
     NET LOANS                                                1,800,749            1,698,319            1,690,778
Loans held for sale                                             113,442              246,287              267,543
Premises and equipment                                           69,497               71,094               68,853
Accrued interest receivable                                      24,438               21,660               22,176
Other assets                                                    224,939              153,145              133,385
                                                     ----------------------------------------------------------------
     TOTAL ASSETS                                            $2,724,487           $2,706,004           $2,651,458
                                                     ================================================================

LIABILITIES
Deposits:
Noninterest-bearing                                        $    253,439         $    303,421         $    273,058
Interest-bearing                                              1,719,155            1,760,994            1,763,416
                                                     ----------------------------------------------------------------
     TOTAL DEPOSITS                                           1,972,594            2,064,415            2,036,474
Short-term borrowings                                           288,763              183,418              192,066
Long-term debt                                                  106,634              102,719              107,334
Corporation-obligated mandatorily redeemable capital
   securities of subsidiary trusts holding solely
   subordinated debentures of City Holding Company               87,500               87,500               30,000
Other liabilities                                                53,141               47,893               44,080
                                                     ----------------------------------------------------------------
      TOTAL LIABILITIES                                       2,508,632            2,485,945            2,409,954

STOCKHOLDERS' EQUITY
Preferred stock, par value $25 per share: authorized
   - 500,000 shares: none issued
Common stock, par value $2.50 per share: 50,000,000
   shares authorized; issued and outstanding
   16,879,815, 16,820,276, and 17,096,390 shares as
   of September 30, 1999, December 31, 1998, and
   September 30, 1998, respectively, including                   42,199               42,051               42,740
   15,867, 10,000, and 266,037 shares, respectively,
   in treasury
Capital surplus                                                  59,291               58,365               66,910
Retained earnings                                               124,668              120,209              138,466
Cost of common stock in treasury                                   (491)                (274)              (8,758)
Accumulated other comprehensive (loss) income                    (9,812)                (292)               2,146
                                                     ----------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY                                215,855              220,059              241,504
                                                     ----------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $  2,724,487         $  2,706,004         $  2,651,458
                                                     ================================================================

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)



                                                                                Nine Months Ended September 30
                                                                                   1999                1998
                                                                            ---------------------------------------


INTEREST INCOME
Interest and fees on loans                                                       $126,121             $126,401
Interest on investment securities:
  Taxable                                                                          12,835               13,018
  Tax-exempt                                                                        3,785                3,638
Other interest income                                                               3,795                2,367
                                                                            ---------------------------------------
   TOTAL INTEREST INCOME                                                          146,536              145,424

INTEREST EXPENSE
Interest on deposits                                                               54,142               55,198
Interest on short-term borrowings                                                   7,278                7,252
Interest on long-term debt                                                          4,470                3,680
Interest on trust preferred securities                                              6,010                1,383
                                                                            ---------------------------------------
   TOTAL INTEREST EXPENSE                                                          71,900               67,513
                                                                            ---------------------------------------
   NET INTEREST INCOME                                                             74,636               77,911
Provision for loan losses                                                           7,327                4,416
                                                                            ---------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                             67,309               73,495

OTHER INCOME
Investment securities gains                                                            52                    5
Service charges                                                                     7,301                7,082
Mortgage loan servicing fees                                                       17,013               12,255
Net origination fees on junior-lien mortgages                                       4,493               11,486
Gain on sale of loans                                                               5,805               12,811
Other income                                                                       20,934               11,265
                                                                            ---------------------------------------
  TOTAL OTHER INCOME                                                               55,598               54,904

OTHER EXPENSES
Salaries and employee benefits                                                     42,793               39,358
Occupancy, excluding depreciation                                                   8,428                6,338
Depreciation                                                                        8,578                7,301
Advertising                                                                        10,939               16,353
Other expenses                                                                     29,150               28,424
                                                                            ---------------------------------------
   TOTAL OTHER EXPENSES                                                            99,888               97,774
                                                                            ---------------------------------------
   INCOME BEFORE INCOME TAXES                                                      23,019               30,625
INCOME TAXES                                                                        8,462               10,314
                                                                            ---------------------------------------
   NET INCOME                                                                    $ 14,557             $ 20,311
                                                                            =======================================

Basic earnings per common share                                                  $   0.86             $   1.21
                                                                            =======================================
Diluted earnings per common share                                                $   0.86             $   1.20
                                                                            =======================================
Average common shares outstanding:
   Basic                                                                           16,833               16,791
                                                                            =======================================
   Diluted                                                                         16,833               16,912
                                                                            =======================================

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)



                                                                               Three Months Ended September 30
                                                                                   1999               1998
                                                                            ---------------------------------------


INTEREST INCOME
Interest and fees on loans                                                        $41,317              $43,483
Interest on investment securities:
  Taxable                                                                           4,305                4,081
  Tax-exempt                                                                        1,234                1,229
Other interest income                                                               1,012                  877
                                                                            ---------------------------------------
   TOTAL INTEREST INCOME                                                           47,868               49,670

INTEREST EXPENSE
Interest on deposits                                                               17,772               18,939
Interest on short-term borrowings                                                   2,729                2,691
Interest on long-term debt                                                          1,471                  965
Interest on trust preferred securities                                              2,014                  689
                                                                            ---------------------------------------
   TOTAL INTEREST EXPENSE                                                          23,986               23,284
                                                                            ---------------------------------------
   NET INTEREST INCOME                                                             23,882               26,386
Provision for loan losses                                                           2,684                1,949
                                                                            ---------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                             21,198               24,437

OTHER INCOME
Investment securities gains (losses)                                                    4                   11
Service charges                                                                     2,794                2,541
Mortgage loan servicing fees                                                        5,711                4,246
Net origination fees on junior-lien mortgages                                         462                5,269
Gain on sale of loans                                                                 216                5,478
Other income                                                                        4,281                3,635
                                                                            ---------------------------------------
  TOTAL OTHER INCOME                                                               13,468               21,180

OTHER EXPENSES
Salaries and employee benefits                                                     13,802               13,486
Occupancy, excluding depreciation                                                   1,777                2,401
Depreciation                                                                        2,959                2,716
Advertising                                                                         1,586                7,072
Other expenses                                                                     11,010               10,543
                                                                            ---------------------------------------
   TOTAL OTHER EXPENSES                                                            31,134               36,218
                                                                            ---------------------------------------
   INCOME BEFORE INCOME TAXES                                                       3,532                9,399
INCOME TAXES                                                                        1,214                2,824
                                                                            ---------------------------------------
   NET INCOME                                                                     $ 2,318              $ 6,575
                                                                            =======================================

Basic earnings per common share                                                   $  0.14              $  0.39
                                                                            =======================================
Diluted earnings per common share                                                 $  0.14              $  0.39
                                                                            =======================================
Average common shares outstanding:
   Basic                                                                           16,857               16,850
                                                                            =======================================
   Diluted                                                                         16,857               16,995
                                                                            =======================================

SELECTED FINANCIAL SUMMARY
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           SEPTEMBER 30,
                                                  1999                       1998
                                        ----------------------------------------------------


FOR THE NINE MONTHS ENDED:

   PER SHARE DATA:
     Basic earnings per common share        $          0.86            $          1.21
     Diluted earnings per common share                 0.86                       1.20

   SELECTED RATIOS:
     Return on Average Assets                          0.71%                      1.08%
     Return on Average Equity                          8.81                      11.51
     Average Equity to Average Assets                  8.10                       9.41

FOR THE THREE MONTHS ENDED:

   PER SHARE DATA:
     Basic earnings per common share       $           0.14           $           0.39
     Diluted earnings per common share                 0.14                       0.39

   SELECTED RATIOS:
     Return on Average Assets                          0.34%                      1.00%
     Return on Average Equity                          4.27                      10.95
     Average Equity to Average Assets                  7.90                       9.13

AT PERIOD END:

     Net Loans                             $      1,800,749           $      1,690,778
     Securities                                     389,700                    375,940
     Deposits                                     1,972,594                  2,036,474
     Stockholders' Equity                           215,855                    241,504
     Total Assets                                 2,724,487                  2,651,458
     Book value per common share                      12.80                      14.36

TWO YEAR SUMMARY OF COMMON STOCK PRICES AND DIVIDENDS

                                                                    MARKET VALUE
                             CASH DIVIDENDS PER SHARE          LOW                HIGH
                             ---------------------------------------------------------------


1999
THIRD QUARTER                           $0.200                $18.125             $30.875
Second Quarter                           0.200                 25.750              32.250
First Quarter                            0.200                 24.813              31.250

1998
Fourth Quarter                           0.200                 30.000              37.125
Third Quarter                            0.190                 34.250              44.875
Second Quarter                           0.190                 41.000              48.000
First Quarter                            0.190                 41.500              51.000

1997
Fourth Quarter                           0.190                 39.875              42.375


                  CITY HOLDING COMPANY'S COMMON STOCK TRADES ON THE NASDAQ STOCK MARKET UNDER THE SYMBOL CHCO. THE TABLE ABOVE SETS FORTH THE CASH DIVIDENDS PAID PER SHARE AND INFORMATION REGARDING THE MARKET PRICES PER SHARE OF THE COMPANY'S COMMON STOCK FOR THE PERIODS INDICATED. THE PRICE RANGES ARE BASED ON TRANSACTIONS AS REPORTED ON THE NASDAQ STOCK MARKET.

                 CITY HOLDING COMPANY SUBSIDIARIES AND DIVISIONS
                               WWW.CITYHOLDING.COM


                       CITY NATIONAL BANK OF WEST VIRGINIA
              Community banking subsidiary of City Holding Company
                    Main Office: 3601 MacCorkle Avenue, S.E.
                            Charleston, West Virginia
                            www.citynational-bank.com

                            DEL AMO SAVINGS BANK, FSB
              Community banking subsidiary of City Holding Company
                         Main Office: 3422 Carson Street
                              Torrance, California

                               FRONTIER STATE BANK
              Community banking subsidiary of City Holding Company
                       Main Office: 2233 Artesia Boulevard
                            Redondo Beach, California

                           CITY FINANCIAL CORPORATION
             Investment brokerage subsidiary of City Holding Company
                    Main Office: 3601 MacCorkle Avenue, S.E.
                            Charleston, West Virginia
                            www.cityfinancialcorp.com

                             CITY MORTGAGE SERVICES
          Loan origination and servicing division of City National Bank
                         Main Office: 25 Gatewater Road
                           Cross Lanes, West Virginia
                          www.citymortgageservices.com

                                     CITYNET
    Internet service and web site development division of City National Bank
                         Main Office: 25 Gatewater Road
                           Cross Lanes, West Virginia
                                 www.citynet.net

                           JARRETT/AIM COMMUNICATIONS
             Printing and direct mail division of City National Bank
                       Main Office: 900 Christopher Street
                            Charleston, West Virginia
                               www.jarrett-aim.com

                                    RMI, LTD.
               Insurance brokerage division of City National Bank
                           Main Office: 1 Wall Street
                             Winfield, West Virginia
                                 www.rmiltd.com

         CITY HOLDING COMPANY, A WEST VIRGINIA CORPORATION HEADQUARTERED IN CHARLESTON, WEST VIRGINIA, IS A MULTI-BANK HOLDING COMPANY THAT PROVIDES DIVERSIFIED FINANCIAL PRODUCTS AND SERVICES TO CONSUMERS AND LOCAL BUSINESSES. THROUGH ITS NETWORK OF 65 BANKING OFFICES IN WEST VIRGINIA, OHIO, AND CALIFORNIA, THE COMPANY PROVIDES CREDIT, DEPOSIT, INVESTMENT ADVISORY, INSURANCE AND TECHNOLOGY PRODUCTS AND SERVICES TO ITS CUSTOMERS.

                           CITY HOLDING COMPANY
                            BOARD OF DIRECTORS
  SAMUEL M. BOWLING                             C. DALLAS KAYSER
  President, Dougherty Co., Inc.                Attorney
  Vice Chairman of the Board,
  City Holding Company                          BERNARD C. MCGINNIS, III
                                                Vice Chairman of the Board,
  PHILLIP W. CAIN                               City Holding Company
  Executive Vice President,
  City National Bank                            THOMAS L. MCGINNIS
                                                Executive Vice President,
  DR. D. K. CALES                               City National Bank
  Dentist
                                                PHILIP L. MCLAUGHLIN
  HUGH R. CLONCH                                Chairman of the Board,
  President,                                    City Holding Company
  Clonch Industries, Inc.
                                                LEON K. OXLEY
  STEVEN J. DAY                                 Partner,
  President & Chief Executive Officer,          Frazier & Oxley, LC
  City Holding Company
                                                E. M. PAYNE, III
  WILLIAM C. DOLIN                              Partner,
  Retired,                                      File, Payne, Scherer & File
  Dolin Supply Co.
                                                R. T. ROGERS
  ROBERT D. FISHER                              President & Chief Executive
  Partner,                                      Officer,
  Adams, Fisher & Evans                         R. T. Rogers Oil Co.

                                                MARK H. SCHAUL
  JAY C. GOLDMAN                                President,
  President,                                    Charmar Realty Company
  Goldman & Associates
                                                JAMES E. SONGER, SR.
  DAVID E. HADEN                                Retired,
  President,                                    Songer Insurance, Inc.
  RMI, Ltd.
                                                ALBERT M. TIECHE, JR.
  DAVID W. HAMBRICK                             President,
  Vice President,                               BHI, Inc.
  City Holding Company
                                                DIRECTORS EMERITUS
  FRANK S. HARKINS, JR.                           George F. Davis
  Retired,                                        William M. Frazier
  Bank of Raleigh                                 Jack E. Fruth
                                                  Vitus Hartley, Jr.
  CARLIN K. HARMON                                Dale Nibert
  Retired,
  First State Bank & Trust

  TRACY W. HYLTON, II
  President,
  Eller, Inc.

                                     CITY NATIONAL BANK
                                     BOARD OF DIRECTORS
          JACK ALLEN                                        CLARENCE MARTIN
          JACK BAZEMORE                                     CURTIS MCCALL
          SAMUEL M. BOWLING                                 HAROLD PAYNE
          OSHEL CRAIGO                                      PAT REED
          STEVEN J. DAY                                     JAMES ROSSI
          WILLIAM FILE                                      SHARON ROWE
          SCOTT GIBSON                                      MICHAEL SELLARDS
          ROBERT GRIST                                      CHARLES SMITH
          CAROL KABLE                                       PAUL TURMAN, II
          BARRY KEMERER                                     CECIL WILLIAMS
          JACK KLIM                                         MARY HOOTEN WILLIAMS
          TOM LILLY                                         LEE WILSON
          TIMOTHY J. MANCHIN

         FORWARD-LOOKING STATEMENTS

         THE LETTER TO SHAREHOLDERS INCLUDED HEREIN MAY INCLUDE FORWARD-LOOKING FINANCIAL INFORMATION WITHIN THE MEANING OF SECTION 27(A) OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. SUCH FORWARD-LOOKING INFORMATION IS IDENTIFIED BY PHRASES SUCH AS "THE COMPANY EXPECTS" OR "ANTICIPATES" AND WORDS OF SIMILAR EFFECT. THE COMPANY'S ACTUAL RESULTS ACHIEVED MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING INFORMATION. THE FORWARD-LOOKING FINANCIAL INFORMATION IS PROVIDED TO ASSIST INVESTORS AND COMPANY STOCKHOLDERS IN UNDERSTANDING ANTICIPATED FUTURE FINANCIAL OPERATIONS OF THE COMPANY AND ARE INCLUDED PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FURTHER, THE COMPANY DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE THIS FORWARD-LOOKING FINANCIAL INFORMATION.